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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 9, 1999


                       SENSORMATIC ELECTRONICS CORPORATION
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             (Exact name of Registrant as specified in its charter)


                 DELAWARE                                       1-10739
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(State or other jurisdiction of incorporation)         (Commission File Number)


      951 YAMATO ROAD, BOCA RATON, FLORIDA                     33431-0700
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      (Address of principal executive offices)                 (Zip Code)


                                 (561) 989-7000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On August 9, 1999, Sensormatic Electronics Corporation (the "Company") announced the resignation and retirement of Bob Vanourek as president and chief executive officer, and the appointment of Per-Olof Loof to those positions effective August 23, 1999. A copy of the Company's press release in connection with such announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.



(c)      The following Exhibit is filed with this report:

                  Exhibit 99.1 - Press Release dated August 9, 1999




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                      SENSORMATIC ELECTRONICS CORPORATION
                                  (Registrant)



Date: August 11, 1999                 By: /s/ Garrett E. Pierce
                                          -----------------------------------
                                          Garrett E. Pierce
                                          Senior Vice President, Chief
                                          Administrative Officer and
                                          Chief Financial Officer
                                          (Principal Financial Officer)







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                                 EXHIBIT INDEX


                  Exhibit 99.1 - Press Release dated August 9, 1999



















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